ForeRetirement Variable Annuity

Supplement dated July 15, 2016 to your Prospectus dated May 2, 2016

Putnam VT Voyager Fund

The merger of the Putnam VT Voyager Fund into the Putnam VT Growth Opportunities Fund that was scheduled to occur on or about July 15, 2016 (“Merger Date”) is deferred until further notice. Premium payments and transfers of contract value will continue to be accepted into the Fund.

Putnam VT Growth Opportunities Fund

The Putnam VT Growth Opportunities Fund that was scheduled to become available as an investment option under your Contract on the Merger Date is deferred until further notice. New premium payments or transfers of contract value will not be accepted into the Fund at this time.

This Supplement Should be Retained for Future Reference.

FR-071516